UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2008

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K (the “Initial Form 8-K”) filed by PharmAthene, Inc. (“PharmAthene” or “the Company”) on April 8, 2008, PharmAthene completed the acquisition (the “Acquisition”) from Avecia Biologics Limited, Avecia Biologics, Inc., Avecia Biotechnology Inc. and Avecia Limited (collectively, “Avecia”) of substantially all the assets related to Avecia’s biodefense vaccines business (“Avecia Vaccines”), which includes a second generation recombinant protective antigen (rPA) anthrax vaccine, a recombinant dual antigen plague vaccine and a third generation rPA anthrax vaccine, on April 2, 2008.  This Amendment No. 1 to Form 8-K (the “Form 8-K/A”) amends the Initial Form 8-K and is being filed in order to include the audited historical financial statements of Avecia Vaccines and the related pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.  In accordance with Securities Exchange Act Rule 12b-15, the complete text of Item 9.01 as amended is set forth below.

Item 2.01          Completion of Acquisition or Disposition of Assets.

In connection with the Acquisition, PharmAthene UK Limited entered into a Transitional Services Agreement with Avecia Biologics Limited. Under this agreement, Avecia has agreed that, for agreed upon fees, it will provide transitional information technology, storage, finance/accounting and human resource services for PharmAthene.  The work to be performed by Avecia and amounts to be paid to Avecia in connection with each service are set out in various schedules to the Transitional Services Agreement. Fees payable for Avecia’s storage, finance/accounting and human resources services amount to an aggregate of £3,000 per month. Information technology services are charged at a daily rate of  £750, plus the fixed costs of leased telecommunications lines used by PharmAthene UK. This summary of the Transitional Services Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.  The Transitional Services Agreement is attached hereto as Exhibit 10.29.

Item 9.01          Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The following historical financial information for Avecia Vaccines is attached to this Form 8-K/A as exhibit 99.1 and is incorporated by reference in this Item 9.01.

Page No. in exhibit
Report of Independent Public Accounting Firm	1
Combined Income Statement for the years ended December 31, 2007 and 2006	2
Combined Balance Sheet at December 31, 2007 and 2006	3
Combined Cash Flow Statement for the years ended December 31, 2007 and 2006	4
Combined Statement of Recognised Income and Expense for the years ended December 31, 2007 and 2006	5
Notes to the Combined Financial Statements	6

(b) Pro forma financial information

The following pro forma financial information is attached to this Form 8-K/A as exhibit 99.2  and is incorporated by reference in this Item 9.01.

Page No. in exhibit
Unaudited Condensed Combined Pro Forma Financial Statements	1
Unaudited Condensed Combined Pro Forma Balance Sheets as of December 31, 2007	3
Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2007	4
Notes to Unaudited Condensed Combined Pro Forma Financial Statements	5

 (d) Exhibits

NO.	DESCRIPTION
10.29	Transitional Services Agreement between Avecia Biologics Ltd, and PharmAthene UK Limited, dated April 2, 2008
23	Consent of KPMG, independent public accounting firm
99.1	Combined Financial Statements for Avecia Vaccines
99.2	Unaudited Condensed Combined Pro Forma Financial Statements

Forward Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements.  Forward-looking statements may be identified by words such as “believes”, “expect”, “anticipates”, “estimates”, “projects”, “intends”, or the negative of such terms or other comparable terminology.  Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Avecia Vaccines and the Company, including future financial results.  In addition, statements made in this report and/or any of the exhibits filed or furnished herewith about anticipated financial results, future product advancements or potential regulatory awards or approvals are also forward-looking statements.  Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them.  The Company undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.
(Registrant)

Date: June 18, 2008	By:
/s/ Christopher C. Camut
Christopher C. Camut
Vice President and Chief Financial Officer